Ex. 2(i) R
File No. 0-29834

CERTIFICATE OF INCORPORATION
	OF
ENVIRONMENTAL PLASTICS CORPORATION

FIRST:  The name of the Corporation shall be:  Environmental
Plastics Corporation.

SECOND: Its registered office in the State of Delaware is to be located at 1013 Centre Road, in the city of Wilmington, County of New Castle and its registered agent at such address is Corporation Service Company.

THIRD: The Corporation purpose or purposes of the corporation shall be: to engage in any lawful act of activity which corporations may be organized under the General
Corporation Law of Delware.

FOURTH: The total number of shares of stock which this corporation is authorized to issue is: one hundred (100) shares with a par value of $.01.

FIFTH:  The name and address of the incorporator is as follows:

Thomas Di Guglielmo
Corporation Service Company
1013 Centre Road
Wilmington, DE  19805

SIXTH:	 The Board of Directors shall have the power to adopt,
amend or repeal the by-laws.

SEVENTH:  No director shall  be personally liable to the Corporation or its stockholders for monetary
damages for any breach of fiduciary duty by such director as a director.
 Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law, (i) for breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware
 General Corporation Law or (iv) for any
transaction from which the director derived an improper personal benefit.
No amendment to or repeal of this
Article Seventh shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

IN WITNESS WHEREOF, the undersigned, being the incorporator
hereinbefore named, has executed,
signed and acknowledged this certificate of incorporation this eighth day of March, A.D., 2000.
/s/ Thomas Di Guglielmo
Incorporator

Ex. 2(i) S
File No. 0-29834

CERTIFICATE OF INCORPORATION
	OF
ENVIRONMENTAL MOTOR CORPORATION

FIRST:  The name of the Corporation shall be:  Environmental Motor Corporation.

SECOND:  Its registered office in the State of Delaware is to be located at 1013 Centre Road, in the city of
Wilmington, County of New Castle and its registered agent at such address is Corporation Service Company.

THIRD:  The Corporation purpose or purposes of the corporation shall be:
 to engage in any lawful act of
activity which corporations may be organized under the General Corporation Law of Delware.

FOURTH: The total number of shares of stock which this corporation is authorized to issue is: one hundred (100) shares with a par value of $.01.

FIFTH:  The name and address of the incorporator is as follows:

Thomas Di Guglielmo
Corporation Service Company
1013 Centre Road
Wilmington, DE  19805

SIXTH:	 The Board of Directors shall have the power to adopt,
amend or repeal the by-laws.

SEVENTH: No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law, (i) for breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware
 General Corporation Law or (iv) for any
transaction from which the director derived an improper personal benefit.
 No amendment to or repeal of this
Article Seventh shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

IN WITNESS WHEREOF, the undersigned, being the incorporator hereinbefore named, has executed,
signed and acknowledged this certificate of incorporation this eighth day of March, A.D., 2000.

/s/ Thomas Di Guglielmo
Incorporator

Ex. 2 (ii) T
File No. 0-29834

BYLAWS OF ENVIRONMENTAL PLASTICS CORPORATION

ARTICLE I. OFFICES

	Section 1.  The principal office shall be in Burlington, Ontario, Canada.

	Section 2. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

	Section 3.  The registered office in the State of Delaware is at 1013
 Centre Road,
Wilmington, Delaware. The registered agent at such office is Corporation Service Company.

ARTICLE II. MEETING OF THE STOCKHOLDERS

	Section 1. All meetings of the stockholders for the election of directors shall be held in
Burlington, Ontario, at such place as may be fixed from time to time by the board of directors, or at such other place as shall be designated from time to time by the board of directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

	Section 2. Annual meetings of the stockholders shall be held on the first Monday of April if not a legal holiday, and if a legal holiday, then on the next secular day following,
at 10:00 A.M., or
at such other date and time as shall be designated from time to time by the board of directors and stated in the notice of the meeting, at which they shall elect by a plurality vote
a board of directors,
and transact such other business as may properly be brought before the meeting.

	Section 3. Written notice of the annual meeting stating the place, time and purposes of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

	Section 4. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and distributed at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

	Section 5. Special meetings of the stockholders, for any purpose or purposes, unless otherwise proscribed by statute or by the certificate of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a
majority of the board
of directors, or at the request in writing of stockholders owning a majority in the
amount of the
entire capital stock of the corporation issued and outstanding and entitled to vote.
Such request
shall state the purpose or purposes of the proposed meeting.

	Section 6.  Written notice of a special meeting stating the place, date and hour of the
meeting and the purpose or purposes for which the meeting and the purpose or purposes for which
the meeting is called, shall be given not less than ten nor more than sixty days before
 the date of the
meeting, to each stockholder entitled to vote at such meeting.

	Section 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

	Section 8.  The holders of the majority of the stock issued and outstanding and entitled to
vote thereat, present in person or represented by proxy, shall constitute a quorum at
all meetings of
the stockholders for the transaction of business except as otherwise provided by statute or by the
certificate of incorporation.  If, however, such quorum shall not be presented
 or
 represented at any
meeting of the stockholders, the stockholders entitled to vote thereat, present in person or
represented by proxy, shall have power to adjourn the meeting from time to time,
without notice
other than announcement at the meeting, until a quorum shall be presented or represented.  At such
adjourned meeting at which a quorum shall be present or represented any business may be
transacted which might have been transacted at the meeting as originally notified.
  If the
adjournment is for more than thirty days, or if after the adjournment a new record
 date is fixed for
the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of
record entitled to vote at the meeting.

	Section 9. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any
question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation, a different vote is required in which case such
express provision shall govern and control the decision of such question.

	Section 10.  Unless otherwise provided in the certificate of incorporation, any action
required to be taken at any annual or special meeting of stockholders of the corporation, or any
action which may be taken at any annual or special meeting of such stockholders,
may be taken
without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the
action so taken, shall be signed by the holders of outstanding stock having not less than the
minimum number of votes that would be necessary to authorize or take such action at a meeting at
which all shares entitled to vote thereon were present and voted.  Prompt notice of the taking of the
corporate action without a meeting by less than unanimous written consent shall be given to those
stockholders who have not consented in writing.

ARTICLE III. DIRECTORS

	Section 1. The number of directors, which shall constitute the whole board, shall not be less than one nor more than ten. The first board shall consist of no less than one nor more than three
directors. Thereafter, within the limits above specified, the number of directors shall be determined by resolution of the board of directors or by the stockholders at the annual meeting. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this
Article, and each director elected shall hold office until his successor is elected and qualified.
Directors need not be stockholders.

	Section 2. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase) a court of competent jurisdiction may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the
time outstanding having the right to vote for such directors, summarily order an election to be held
to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

	Section 3. The business of the corporation shall be managed by or under the direction of its board of directors which may exercise all such powers of the corporation and do all such lawful
acts and things as are not by statute or by the certificate of incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

	Section 4. The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware, either in person, by telephone or other means of communication.

	Section 5. The first meeting of each newly elected board of directors shall be held at such time and place as shall be fixed by the note of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order to legally constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected board of directors, or in the event such
meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or shall be specified in a written waiver signed by all the directors.

	Section 6. Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

	Section 7. Special meetings of the board may be called by the president on two days notice to each director, either personally or by mail or by telegram; special meetings shall be called by the president or secretary in like manner and on like notice on the written request of two directors unless the board consists of only one director; in which case special meetings shall be called by the
president or secretary in like manner and on like notice on the written request of the sole director.

	Section 8. At all meetings of the board a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation.
 If a quorum
 shall not be
present at any meeting of the board of directors the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

	Section 9.  Unless otherwise restricted by the certificate of incorporation or these bylaws,
any action required or permitted to be taken at any meeting of the board of directors
 or of any
committee thereof may be taken without a meeting, if all members of the board of committee, as
the case may be, consent thereto in writing, and the writing or writings are filed
with the minutes of
proceedings of the board of committees.

	Section 10.  Unless otherwise restricted by the certificate of incorporation or these bylaws,
members of the board of directors or of any committee designated by the board of directors, may
participate in a meeting of the board of directors, or any committee, by means of
 conference
telephone or similar communications equipment by means of which all persons participating in the
meeting can hear each other, and such participation in a meeting shall constitute
 presence in person
at the meeting.

	Section 11. The board of directors may, by resolution passed by a majority of the whole board, designate one of more committees, each committee to consist of one or more of the directors
of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.
In the absence of disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they
constitute a
quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent
provided in the resolution of the board of directors, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation,
and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement or merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and
assets, recommending to the stockholders a dissolution of the corporation or a revocation of a
dissolution, or amending the bylaws of the corporation; and, unless the resolution or the certificate of incorporation expressly so provide, no such committee shall have the power or
authority to
declare a dividend or to authorize the issuance of stock. Such committee or committees shall have
such name or names as may be determined from time to time by resolution adopted by the board of directors.

	Section 12. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

	Section 13.  Unless otherwise restricted by the certificate of incorporation or these bylaws,
the board of directors shall have the authority to fix the compensation of directors.
The directors
may be paid their expenses, if any, of attendance at each meeting of the board of
directors and may
be paid a fixed sum for attendance at each meeting of the board of directors or a
stated salary as
director.  No such payment shall preclude any director from serving the corporation
in any other
capacity and receiving compensation therefor.  Members of special or standing committees may be
allowed like compensation for attendance at committee meetings.

	Section 14.  Unless otherwise restricted by the certificate of incorporation or bylaws, any
director or the entire board of directors may be removed, with or without cause, by
the holders of a
majority of shares entitled to vote at an election of directors.

ARTICLE IV. NOTICES

	Section 1. Whenever, under the provisions of the statutes or of the certificate of
incorporation or of these bylaws, notice is required to be given to any director or
stockholder, it
shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time
when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram or facsimile or electronic mail.

	Section 2.  Whenever any notice is required to be given under the provisions of the statutes
or of the certificate of incorporation or by these bylaws, a waiver thereof in writing,
signed by the
person entitled to said notice, whether before or after the time stated
 therein, shall
be deemed
equivalent thereto.

ARTICLE V. OFFICERS

	Section 1.  The officers of the corporation shall be chosen by the board of directors and
shall be the President, a vice-president, a secretary and a treasurer.
The board of
directors may also
choose additional vice-presidents, and one or more assistant secretaries and assistant treasurers.
Any number of offices may be held by the same person, unless the certificate of incorporation or
these bylaws otherwise provide.

	Section 2. The board of directors at its first meeting after each annual meeting of stockholders shall choose a president, one or more vice-presidents, a secretary and a treasurer.

	Section 3. The board of directors may appoint such other officers and agents as it shall deem necessary who shall hold their officers for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

	Section 4.  The salaries of all officers and agents of the corporation shall be fixed by the
board of directors.

	Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any vacancy occurring in any office of the corporation shall be filled by the board of directors.

THE PRESIDENT

	Section 6. The president shall be the chief executive officer of the corporation, shall preside at all meetings of the stockholders and the board of directors, shall have general and active
management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect.

	Section 7. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise
 and
executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

THE VICE-PRESIDENT

	Section 8.  In the absence of the president or in the event of his inability or refusal to act, the
vice-president (or in the event there be more than one vice-president, the vice-
presidents in order to
designated by the directors, or in the absence of any designation, then in the order
 of their election)
shall perform the duties of the president, and when so acting, shall have all the
powers of and be
subject to all the restrictions upon the president.  The vice-president(s)
 shall perform
 such other
duties and have such other powers as the board of directors may from time to time
prescribe.

THE SECRETARY AND ASSISTANT SECRETARY

	Section 9.  The secretary shall attend all meetings of the board of directors and all meetings
of the stockholders and record all the proceedings of the meeting of the corporation
and of the
board of directors in a book to be kept for that purpose and shall perform like duties
 for the
standing committees when required.  He shall give, or cause to be given, notice of
all meetings of
the stockholders and special meetings of the board of directors, and shall perform
such other duties
as may be prescribed by the board of directors or president, under whose supervision
he shall be.
He shall have custody of the corporate seal of the corporation and he, or an assistant
secretary, shall
have authority to affix the same to any instrument requiring it and when so affixed,
it may be
attended by his signature or by the signature of such assistant secretary.  The board of directors may
give general authority to any other officer to affix the seal of the corporation and to
attest the
affixing by his signature.

	Section 10. The assistant secretary, or if there be more than one, the assistant secretaries in
the order determined by the board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his
 inability or refusal
to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

THE TREASURER AND ASSISTANT TREASURER

	Section 11. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

	Section 12. He shall disburse the funds of the corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements, and shall render to the president and
the board of directors at its regular meeting, or when the board of directors so requires, an account
of all his transactions as treasurer and of the financial condition of the corporation.

Section 13. If required by the board of directors, he shall give the corporation a bond
(which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of
his office and for
the restoration to the corporation, in case of his death, resignation, retirement
 or
 removal from
office, of all books papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

Section 14. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the board of directors (or if there be no such determination, then in the order of their election), shall, in the absence of the treasurer or in the
event of his
inability or refusal to act, perform the duties and exercise the powers of the treasurer
 and
shall perform such other duties and have such powers as the board of directors may from time to time prescribe.

ARTICLE VI. CERTIFICATE OF STOCK

	Section 1.  Every holder of stock in the corporation shall be entitled to have a certificate,
signed by, or in the name of the corporation by, the chairman or vice-
chairman of the
 board of
directors, or the president or a vice-president and the treasurer or an assistant
treasurer, or the
secretary or an assistant secretary of the corporation, certifying the number of shares
 owned by him
in the corporation.  Certificates may be issued for partly paid shares and in such
case upon the face
or back of the certificates issued to represent any such partly paid shares, the total
 amount of the
consideration to be paid therefor, and the amount paid thereon shall be specified.

	Section 2.  Any or all the signatures on the certificate may be by facsimile.
In case any
officer, transfer agent or registrar who has signed or whose facsimile signature has
been placed
upon a certificate shall have ceased to be such officer, transfer agent or registrar
before such
certificate is issued, it may be issued by the corporation with the same effect as if
he were such
officer, transfer agent or registrar at the date of issue.

	Section 3. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates therefore issued by the corporation alleged to have been
lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent
 to the
issuance thereof, require the owner of such lost, stolen or destroyed certificate of certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the
corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

	Section 4. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation
or authority to transfer, it shall be the duty of the corporation to issue a new certificate
to the person
entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 5. In order that the corporation may determine the stockholder entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect to any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten
days before the date of such meeting, nor more than sixty days prior to any other
notice of or to
vote at a meeting of stockholders shall apply to any adjournment of the meeting.
Provided,
however, that the board of directors may fix a new record date for the adjourned
meeting.

Section 6. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as said owner, and
to hold liable for calls and assessments a person registered on its books as the
owner of shares, and
shall not be bound to recognize any equitable or other claim to or interest in such share or shares on
the part of any other person, whether or nor it shall have express o r other notice thereof, except as otherwise provided by the law of the State of Delaware.

ARTICLE VII. GENERAL PROVISIONS-DIVIDENDS

	Section 1. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, may be declared by the board of directors at any regular or
special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the
capital stock, subject to the provisions of the certificate of incorporation.

	Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for
such other purpose
as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

ANNUAL STATEMENT	Section 3.  The board of directors shall present at each
 annual
meeting and at any special meeting of the stockholders when called for by vote of
the stockholders,
a full and clear statement of the business and condition of the corporation.

CHECKS	Section 4.  All checks or demands for money and
notes of the corporation shall be
signed by such officer or director or such other person or persons as the board of directors may from time to time designate.

FISCAL YEAR	Section  5.	The first day of the fiscal year of the
corporation shall be the
first day of June of each year.

SEAL	Section 6.  The corporate seal shall have inscribed thereon the name of the corporation, the
year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise printed on any corporate document.

INDEMNIFICATION		Section 7.  The corporation shall
indemnify its officers, directors,
employees and agents to the extent permitted by the Delaware General Corporation Law.

ARTICLE VIII. AMENDMENTS

	Section 1. These bylaws may be altered, amended or repealed or new bylaws may be adopted by the stockholders or by the board of directors, when such power is conferred upon the board of directors by the certificate of incorporation at any regular meeting of the stockholders or
of the board of directors or at any special meeting of the stockholders or of the board of directors if
notice of such alteration, amendment, repeal or adoption of new bylaws be contained in the notice of such special meeting. If the power to adopt, amend or repeal bylaws is conferred upon the board of directors by the certificate of incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal bylaws.

Ex. 2 (ii) U
File No. 0-29834

BYLAWS OF ENVIRONMENTAL MOTOR CORPORATION

ARTICLE I. OFFICES

	Section 1.  The principal office shall be in Burlington, Ontario, Canada.

	Section 2. The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

	Section 3. The registered office in the State of Delaware is at 1013 Centre Road,
Wilmington, Delaware. The registered agent at such office is Corporation Service Company.

ARTICLE II. MEETING OF THE STOCKHOLDERS

	Section 1. All meetings of the stockholders for the election of directors shall be held in
Burlington, Ontario, at such place as may be fixed from time to time by the board of directors, or at such other place as shall be designated from time to time by the board of directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

	Section 2. Annual meetings of the stockholders shall be held on the first Monday of April if not a legal holiday, and if a legal holiday, then on the next secular day following,
at 10:00 A.M., or
at such other date and time as shall be designated from time to time by the board of directors and stated in the notice of the meeting, at which they shall elect by a plurality vote a board of directors,
and transact such other business as may properly be brought before the meeting.

	Section 3. Written notice of the annual meeting stating the place, time and purposes of the meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

	Section 4. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list
shall be open to the examination of any stockholder, for any purpose germane to the meeting,
during ordinary business hours, for a period of at least ten days prior to the meeting, or, if not so
specified, at the place where the meeting is to be held. The list shall also be produced and distributed at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

	Section 5. Special meetings of the stockholders, for any purpose or purposes, unless otherwise proscribed by statute or by the certificate of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a majority in the
amount of the
entire capital stock of the corporation issued and outstanding and entitled to vote.
 Such request
shall state the purpose or purposes of the proposed meeting.

	Section 6.  Written notice of a special meeting stating the place, date and hour of the
meeting and the purpose or purposes for which the meeting and the purpose or purposes for which
the meeting is called, shall be given not less than ten nor more than sixty days
before the date of the
meeting, to each stockholder entitled to vote at such meeting.

	Section 7. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

	Section 8.  The holders of the majority of the stock issued and outstanding and entitled to
vote thereat, present in person or represented by proxy, shall constitute a quorum
at all meetings of
the stockholders for the transaction of business except as
otherwise provided by
statute or by the
certificate of incorporation.  If, however, such quorum shall not be presented or
 represented at any
meeting of the stockholders, the stockholders entitled to vote thereat, present in
person or
represented by proxy, shall have power to adjourn the meeting from time to time,
without notice
other than announcement at the meeting, until a quorum shall be presented or represented.  At such
adjourned meeting at which a quorum shall be present or
represented any business
may be
transacted which might have been transacted at the meeting
as originally notified.
If the
adjournment is for more than thirty days, or if after the
adjournment a new record
date is fixed for
the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of
record entitled to vote at the meeting.

	Section 9. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.

	Section 10.  Unless otherwise provided in the certificate of incorporation, any action
required to be taken at any annual or special meeting
of stockholders of the corporation,
or any
action which may be taken at any annual or special meeting of such stockholders, may be taken
without a meeting, without prior notice and without a vote,
if a consent in writing,
setting forth the
action so taken, shall be signed by the holders of outstanding stock having not less than the
minimum number of votes that would be necessary to authorize or take such action at a meeting at
which all shares entitled to vote thereon were present and
voted.  Prompt notice
of the taking of the
corporate action without a meeting by less than unanimous written consent shall be given to those
stockholders who have not consented in writing.

ARTICLE III. DIRECTORS

	Section 1.  The number of directors, which shall constitute the whole board, shall not be less
than one nor more than ten.  The first board shall consist of no less than one nor
more than three
directors.  Thereafter, within the limits above specified, the number of directors shall
 be determined
by resolution of the board of directors or by the stockholders at the annual meeting.
 The directors
shall be elected at the annual meeting of the stockholders,
except as provided in
Section 2 of this
Article, and each director elected shall hold office until his successor is elected
 and qualified.
Directors need not be stockholders.

	Section 2. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in
office, though
less than a quorum, or by a sole remaining director, and the directors so chosen
shall hold office
until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole board
 (as constituted
immediately prior to any such increase) a court of competent jurisdiction may, upon application of any stockholder or stockholders holding at least ten percent of the total number of
 the shares at the
time outstanding having the right to vote for such directors, summarily order an election to be held
to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

	Section 3. The business of the corporation shall be managed by or under the direction of its board of directors which may exercise all such powers of the corporation and do all such lawful
acts and things as are not by statute or by the certificate of incorporation or by these bylaws
directed or required to be exercised or done by the stockholders.

	Section 4. The board of directors of the corporation may hold meetings, both regular and special, either within or without the State of Delaware, either in person, by telephone
 or other
means of communication.

	Section 5.  The first meeting of each newly elected board of directors shall be held at such
time and place as shall be fixed by the note of the stockholders at the annual meeting and no notice
of such meeting shall be necessary to the newly elected directors in order to legally
 constitute the
meeting, provided a quorum shall be present.  In the event of the failure of the
stockholders to fix
the time or place of such first meeting of the newly elected board of directors, or in
 the event such
meeting is not held at the time and place so fixed by the stockholders, the meeting
 may be held at
such time and place as shall be specified in a notice given as hereinafter provided
 for special
meetings of the board of directors, or shall be specified in a written waiver signed
 by all the
directors.

	Section 6. Regular meetings of the board of directors may be held without notice at such
time and at such place as shall from time to time be determined by the board.

	Section 7. Special meetings of the board may be called by the president on two days notice
to each director, either personally or by mail or by telegram;
special meetings shall
be called by the
president or secretary in like manner and on like notice on the written request of two directors unless the board consists of only one director; in which case special meetings shall be called by the president or secretary in like manner and on like notice on the written request of the sole director.

	Section 8. At all meetings of the board a majority of the directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at
any meeting at
which there is a quorum shall be the act of the board of directors, except as may be otherwise
specifically provided by statute or by the certificate of incorporation.
 If a quorum
shall not be
present at any meeting of the board of directors the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

	Section 9.  Unless otherwise restricted by the certificate of incorporation or these bylaws,
any action required or permitted to be taken at any meeting
of the board of directors
or of any
committee thereof may be taken without a meeting, if all members of the board of committee, as
the case may be, consent thereto in writing, and the writing or writings are filed with
the minutes of
proceedings of the board of committees.

	Section 10.  Unless otherwise restricted by the
certificate of incorporation or
these bylaws,
members of the board of directors or of any committee designated by the board of directors, may
participate in a meeting of the board of directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the
meeting can hear each other, and such participation
 in a meeting shall constitute
presence in person
at the meeting.

	Section 11.  The board of directors may, by resolution passed by a majority of the whole
board, designate one of more committees, each committee
 to consist of one or more
 of the directors
of the corporation.  The board may designate one or more directors as alternate members of any
committee, who may replace any absent or disqualified member at any meeting of the committee.
In the absence of disqualification of a member of a committee, the member or members thereof
present at any meeting and not disqualified from voting,
 whether or not he or they
constitute a
quorum, may unanimously appoint another member of the board of directors to act at the meeting
in the place of any such absent or disqualified member.  Any such committee, to the extent
provided in the resolution of the board of directors,
shall have and may exercise
all the powers and
authority of the board of directors in the management
of the business and affairs
of the corporation,
and may authorize the seal of the corporation to be affixed to all papers which may require it; but
no such committee shall have the power or authority in reference to amending the certificate of
incorporation, adopting an agreement or merger or consolidation, recommending to the
stockholders the sale, lease or exchange of all or substantially all of the corporation's property and
assets, recommending to the stockholders a dissolution of the corporation or a revocation of a
dissolution, or amending the bylaws of the corporation;
and, unless the resolution
 or the certificate
of incorporation expressly so provide, no such committee shall have the power or authority to
declare a dividend or to authorize the issuance of stock.  Such committee or committees shall have
such name or names as may be determined from time to time by resolution adopted by the board of
directors.

	Section 12. Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

	Section 13.  Unless otherwise restricted by the certificate of incorporation or these bylaws,
the board of directors shall have the authority to fix the
 compensation of directors.
  The directors
may be paid their expenses, if any, of attendance at each meeting of the board of directors and may
be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as
director.  No such payment shall preclude any director from serving the corporation in any other
capacity and receiving compensation therefor.  Members of special or standing committees may be
allowed like compensation for attendance at committee meetings.

	Section 14.  Unless otherwise restricted by the certificate of incorporation or bylaws, any
director or the entire board of directors may be removed,
with or without cause,
by the holders of a
majority of shares entitled to vote at an election of directors.

ARTICLE IV. NOTICES

	Section 1. Whenever, under the provisions of the statutes or of the certificate of incorporation or of these bylaws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail,
addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given
by telegram or facsimile or electronic mail.

	Section 2.  Whenever any notice is required to be given under the provisions of the statutes
or of the certificate of incorporation or by these bylaws, a waiver thereof in writing,
signed by the
person entitled to said notice, whether before or after the
 time stated therein, shall
be deemed
equivalent thereto.

ARTICLE V. OFFICERS

	Section 1.  The officers of the corporation shall be chosen by the board of directors and
shall be the President, a vice-president, a secretary and a
 treasurer.  The board of
directors may also
choose additional vice-presidents, and one or more assistant secretaries and assistant treasurers.
Any number of offices may be held by the same person, unless the certificate of incorporation or
these bylaws otherwise provide.

	Section 2. The board of directors at its first meeting after each annual meeting of stockholders shall choose a president, one or more vice-presidents, a secretary and a treasurer.

	Section 3. The board of directors may appoint such other officers and agents as it shall deem necessary who shall hold their officers for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board.

	Section 4.  The salaries of all officers and agents of the corporation shall be fixed by the
board of directors.

	Section 5. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors.
Any vacancy occurring
 in any office
of the corporation shall be filled by the board of directors.

THE PRESIDENT

	Section 6. The president shall be the chief executive officer of the corporation, shall preside
at all meetings of the stockholders and the board of directors, shall have general and active management of the business of the corporation and shall see that all orders and resolutions of the board of directors are carried into effect.

	Section 7. He shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and
executed and except where the signing and execution thereof shall be expressly delegated by the
board of directors to some other officer or agent of the corporation.

THE VICE-PRESIDENT

	Section 8.  In the absence of the president or in the event of his inability or refusal to act, the
vice-president (or in the event there be more than one vice-
president, the vice-presidents
 in order to
designated by the directors, or in the absence of any
designation, then in the order
 of their election)
shall perform the duties of the president, and when so
acting, shall have all the
powers of and be
subject to all the restrictions upon the president.  The vice-
president(s) shall perform
 such other
duties and have such other powers as the board of
directors may from time to time
 prescribe.

THE SECRETARY AND ASSISTANT SECRETARY

	Section 9.  The secretary shall attend all meetings of the board of directors and all meetings
of the stockholders and record all the proceedings of the
meeting of the corporation
and of the
board of directors in a book to be kept for that purpose and shall perform like duties
 for the
standing committees when required.  He shall give, or
cause to be given, notice of all
meetings of
the stockholders and special meetings of the board of
 directors, and shall perform
such other duties
as may be prescribed by the board of directors or
 president, under whose supervision
 he shall be.
He shall have custody of the corporate seal of the corporation and he, or an assistant
 secretary, shall
have authority to affix the same to any instrument requiring it and when so affixed, it
may be
attended by his signature or by the signature of such assistant secretary.  The board
of directors may
give general authority to any other officer to affix the
seal of the corporation and to
attest the
affixing by his signature.

	Section 10. The assistant secretary, or if there be more than one, the assistant secretaries in the order determined by the board of directors (or if there
 be no such determination,
then in the
order of their election) shall, in the absence of the secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors may from time to time prescribe.

THE TREASURER AND ASSISTANT TREASURER

	Section 11. The treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the board of directors.

	Section 12.  He shall disburse the funds of the corporation as may be ordered by the board
of directors, taking proper vouchers for such
disbursements, and shall render to the
 president and
the board of directors at its regular meeting, or when
the board of directors so requires,
an account
of all his transactions as treasurer and of the financial
condition of the corporation.

Section 13. If required by the board of directors, he shall give the corporation a bond
(which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of his office
and for
the restoration to the corporation, in case of his death, resignation, retirement or removal from
office, of all books papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation.

Section 14. The assistant treasurer, or if there shall be more than one, the assistant treasurers in the order determined by the board of directors (or if there be no such determination, then in the order of their election), shall, in the absence of the treasurer or in the
event of his
inability or refusal to act, perform the duties and exercise the powers of the treasurer
 and
shall perform such other duties and have such powers as the board of directors may from time to time prescribe.

ARTICLE VI. CERTIFICATE OF STOCK

	Section 1. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the chairman or vice-chairman of the board of directors, or the president or a vice-president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him in the corporation. Certificates may be issued for partly paid shares and in such case upon the face or back of the certificates issued to represent any such partly paid shares, the total amount of the
consideration to be paid therefor, and the amount paid thereon shall be specified.

	Section 2.  Any or all the signatures on the certificate may be by facsimile.
 In case any
officer, transfer agent or registrar who has signed
or whose facsimile signature
has been placed
upon a certificate shall have ceased to be such
officer, transfer agent or registrar
 before such
certificate is issued, it may be issued by the corporation
with the same effect as if
 he were such
officer, transfer agent or registrar at the date of issue.

	Section 3. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates therefore issued by the corporation alleged
to have been
lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the
issuance thereof, require the owner of such lost, stolen or destroyed certificate of certificates, or his
legal representative, to advertise the same in such manner as it shall require and/or to give the
corporation a bond in such sum as it may direct as indemnity against any claim that may be made
against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

	Section 4. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 5.  In order that the corporation may
determine the stockholder entitled
to notice of
or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect to any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of
directors may fix, in advance, a record date, which
 shall not be more than sixty
nor less than ten
days before the date of such meeting, nor more
 than sixty days prior to any other
notice of or to
vote at a meeting of stockholders shall apply to any adjournment of the meeting.
Provided,
however, that the board of directors may fix a new record date for the adjourned meeting.

Section 6.  The corporation shall be entitled to
recognize the exclusive right of a
person
registered on its books as the owner of shares to receive dividends, and to vote as said owner, and to hold liable for calls and assessments a person registered on its books as the
owner of shares, and
shall not be bound to recognize any equitable or other claim to or interest in such share or shares on
the part of any other person, whether or nor it shall
 have express or other notice
thereof, except as
otherwise provided by the law of the State of Delaware.

ARTICLE VII. GENERAL PROVISIONS-DIVIDENDS

	Section 1.  Dividends upon the capital stock of the corporation, subject to the provisions of
the certificate of incorporation, if any, may be declared
by the board of directors at
any regular or
special meeting, pursuant to law.  Dividends may be paid
in cash, in property, or
 in shares of the
capital stock, subject to the provisions of the certificate of incorporation.

	Section 2. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to
 time, in their
absolute discretion, think proper as a reserve or reserves
 to meet contingencies, or
for equalizing
dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

ANNUAL STATEMENT	Section 3.  The board of directors shall present at each
 annual
meeting and at any special meeting of the stockholders when called for by vote of the stockholders,
a full and clear statement of the business and condition of the corporation.

CHECKS	Section 4.  All checks or demands for money and notes
 of the corporation shall be
signed by such officer or director or such other person or persons as the board of directors may from time to time designate.

FISCAL YEAR	Section  5.	The first day of the fiscal year of the
corporation shall be the
first day of June of each year.

SEAL	Section 6.  The corporate seal shall have inscribed thereon the name of the corporation, the
year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise printed on any corporate document.

INDEMNIFICATION		Section 7.  The corporation shall
indemnify its officers, directors,
employees and agents to the extent permitted by the Delaware General Corporation Law.

ARTICLE VIII. AMENDMENTS

	Section 1. These bylaws may be altered, amended or repealed or new bylaws may be adopted by the stockholders or by the board of directors, when such power is conferred upon the
board of directors by the certificate of incorporation at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors if
notice of such alteration, amendment, repeal or adoption of new bylaws be contained in the notice
of such special meeting.  If the power to adopt, amend or repeal bylaws is conferred upon the board
of directors by the certificate of incorporation it shall not divest or limit the power of the
stockholders to adopt, amend or repeal bylaws.

Ex. 6 N
File No. 0-29834

May 28th, 1999


BILL OF SALE



BETWEEN:

Environmental Products Group Inc.

And

Michael Hewitt


It is hereby agreed amongst the parties to this agreement that Enviromental Products Group Inc. wishes to sell its entire common voting stock holdings of Formulated Mouldings (Canada) Inc. to Michael
Hewitt for the sum of $100.00 (one hundred U.S. dollars) and Michael Hewitt wishes to purchase the said interest for the stated amount.

Therefore Enviromental Products Group Inc. sells to Michael Hewitt its entire common stock interest in
Formulated Mouldings (Canada) Inc. for the sum of $100.00 (one hundred U.S.
 dollars) and receipt is
hereby acknowledged.

Dated this 28th day of May in the year 1999 at the City of Oakville, Ontario, Canada.



Signed and Sealed by:
Environmental Products Group Inc.



Signed: Michael Hewitt





Ex. 6 O
File No. 0-29834

THIS LICENSE AGREEMENT dated as of the 31st day of May, 1999

BETWEEN:

			ENVIRONMENTAL PRODUCTS GROUP INC.,
			a Corporation incorporated pursuant
			to the laws of the State of Delaware,
			one of the States of the United States
			of America

					hereinafter referred to as the LICENSOR
									   OF THE FIRST PART
AND

			T. A. DRUMMOND METAL PRODUCTS LTD., a
			Corporation incorporated pursuant to the laws of the Province of Ontario, having its head office in the City of Toronto

					hereinafter referred to as the LICENSEE
									  OF THE SECOND PART

	WHEREAS the Licensor has as the result of the expenditure of time, effort and money, developed a new plastic using recycled material and together with the utilization of this new plastic, developed building materials in particular, mouldings, casings and other
 related trim
products utilized in the construction industry;

	AND WHEREAS the Licensor owns all rights to, interests in, and goodwill and uses of the new plastic together with the trade marks and/or trade names and such other trade marks and trade names as now designated or shall be designated in the future and which the
 Licensor
hereby license to the Licensee of the right to use such trade marks and trade names;

	NOW THEREFORE in consideration of the mutual covenants herein contained and the monies paid hereunder by the Licensee to the Licensor, the parties agree as follows:

1.	The Licensor covenants and agrees with the Licensee that the Licensor is the owner of all
intellectual property relating to the development of the new plastic as well as design, engineering and other related aspects of the product so developed by the Licensor and as such, is entitled to enter into this License Agreement with the Licensee.
This is a trade
secret.

2.	The Licensor hereby grants to the Licensee and related companies, upon terms and
conditions as contained herein, the exclusive right and license to manufacture
 and
distribute the products presently manufactured and/or developed by the Licensor within the geographical boundaries of Canada. It is expressly understood and acknowledged by the parties hereto that such right to manufacture and distribute is confined and restricted to the geographical boundaries of Canada and under no circumstances shall this product be exported beyond the boundaries of Canada without the express prior written permission of the Licensor.

3.	The parties hereto acknowledge and agree that the terms of this
License Agreement shall
be for a period of five years and four months commencing on the 1st day of June, 1999, and terminating on the 30th day of October, 2004.

4.	Subject to the provisions of this Agreement, the Licensee shall have the option to renew
this Agreement every five years on the same terms and conditions as set out herein (said option to be exercisable only by written notice of not less than six months nor more than twelve months prior to the end of the initial term):

(a)	the Licensee has been throughout the initial term in substantial compliance
with all terms and conditions of this Agreement and any other agreements between the Licensee and the Licensor to the satisfaction of the Licensor;

		(b)	all monetary obligations owed by the
Licensee to the Licensor have been
satisfied prior to renewal and have been timely met throughout the initial term;

		(c)	that the Licensee and Licensor have
entered into an amending agreement
setting out the projected sales targets to be met during the ensuing five
year renewal period.    The ensuing five year renewals will be subject to
mutually agreed upon sales minimums, such sales minimums to be agreed upon at the time of the written notice of renewal.


5.	The Licensee acknowledges with the Licensor that the Licensee shall pay the sum of
$1.00 (one dollar) as a license fee, such fee to be a non-recurring charge during the term of this licence and, if exercised pursuant to the provisions herein, the renewal thereof.

6.	(a)  The Licensee shall pay to the Licensor a royalty based upon monthly sales during the currency of this
Agreement and in an amount equal to 5% of the gross monthly sales of the Licensee ( less: freight, commissions, rebates, customs duties and additional allowances). It is expressly understood that the
Licensee shall file with the Licensor detailed monthly sales reports within 15 days from the month end and
shall make royalty payments as set out herein within 25 days of the month end. It is expressly understood and agreed by the parties hereto that the Licensee's sales reports shall be in a format acceptable to the
Licensor.

	(b)  It is expressly understood by the parties hereto that for the first four month period of
this Agreement, namely the months of June, July, August and September of 1999, there
shall be no minimum sales volumes that are to be attained by the Licensee, nor shall there
be any royalties paid pursuant to the provisions of this
 Agreement during this four
month
period.

(c) Late Charges: If any payment of monies due pursuant to the provisions of this License Agreement are not made on the respective due dates as required pursuant to the
provisions of this Agreement, then the Licensee agrees to pay interest on such outstanding payment at the rate of 1% over prime rate of the Royal Bank of Canada as set
from time to time, calculated on the due date on a per diem basis, compounded monthly
until date of payment.

7.	The parties hereto acknowledge that the Licensor shall attain the certain specified
minimum sales volumes of the product as provided for under the terms of this License
Agreement in the following dollar amounts:

			Year One -			$  500,000.00 Cdn.
			Year Two -			$1,000,000.00 Cdn.
			Year Three -			$1,500.000.00 Cdn.
			Year Four -			$2,000,000.00 Cdn.
			Year Five -			$2,500,000.00 Cdn.

8.	It is expressly understood that any improvements that may be made to the development of
the product or the manufacturing process shall become the property of the
 Licensor who,
in turn, shall advise and keep informed the Licensee of any such developments, at all times it being expressly understood that the Licensor is the owner of such improvements.
Without limiting the generality of the foregoing, any and all rights that shall arise by
reason of the engineering drawings or other technical data shall become the property of the Licensor.

9.	The Licensee hereby covenants and agrees to provide to the
Licensor an annual statement
of sales volume in accordance with generally accepted accounting principals, provision of such material to be prepared by and provided to the Licensor by the accountants of the
Licensee on a format in keeping with the provisions of the terms of this
 Agreement, in
particular paragraph no. 6.


10.	The Licensor or its agent or its representative shall have the right at any time during normal business hours, with the prior written notice to the Licensee, to attend the Licensee for reports of the Licensee as it relates to the products as governed by this License Agreement, and the Licensee shall be required to submit to the Licensor hereunder its books and records including, without limitation thereof, all bookkeeping and accounting records, invoices, and other financial records which would clearly set forth the gross sales of the Licensee with respect to the said products.

11.	The Licensee acknowledges that the rights and duties set forth in this
Agreement are
personal to the Licensee and the Licensor is granting this license in reliance on the
Licensee's business skill and financial capacity. It is expressly understood that this
License Agreement shall not be assigned without the prior written permission of the
Licensor which may not be unreasonably withheld.

12.	The Licensee shall grant to the Licensor and/or its agents the right to enter upon the
premises at any time for the purposes of conducting inspections relating to the manufacture of the said products pursuant to the provisions of this License Agreement.
Further, the Licensee shall co-operate for the purposes of conducting such inspections as well as to provide any assistance to the Licensor and/or its agents from time to time in conducting such inspections to ensure that the manufacturing process is being completed
in accordance with the provisions of this Agreement and in accordance with the requirements of the Licensor.

13.	Non-Competition:  The Licensee acknowledges with the Licensor that the information
which has been extended to the Licensee pursuant to the provisions of this Agreement has considerable value to the Licensor and to the Licensee and as such, during the term of this Agreement and thereafter for a term of five years following the termination
or the
expiry of this Agreement or any renewal thereof, will not for any reason whatsoever, directly or indirectly, either individually or in partnership, or jointly, or in conjunction with any person or persons, firm, association, syndicated company or corporation as a principal, agent, shareholder, employee or in any other manner whatsoever own,
maintain, engage in, be employed in, participate in, lend money to, guarantee the debts or obligations of or permit its name to be used in any business similar to that which is
governed by the terms of this License Agreement, within the boundaries of Canada. It is further acknowledged by the Licensee that this covenant is fair and equitable and by the execution under the provisions of this Agreement agrees to be bound by the terms and provisions of this clause.

14.	The Licensee, unless having received prior written approval from the Licensor, shall not
during the term of this Agreement or any renewal thereof, nor thereafter, regardless of cause of termination or expiration and of the return of any documents as required by the
provisions of this Agreement, directly or indirectly, communicate, divulge to or use for the benefit of the Licensee or any other person, corporation or other entity, any trade secrets or any information, knowledge or know-how deemed to be secret or confidential pursuant to the provisions of this Agreement hereunder and which may be communicated to the Licensee, or of which the Licensee may be apprised by virtue of the Licensee's
operations under the provisions of this Agreement.

15.	Termination:
(a)	The Licensee and the Licensor mutually covenant and agree that in the event that there is a default
pursuant to the provisions of this Agreement, the Licensor shall provide written notice to the Licensee of the default setting forth clearly the provisions of default by the Licensee under the provisions of this Agreement. The Licensee shall then have fourteen days following receipt of the written notification of default to rectify such default. It is further understood that in the event the Licensee shall fail to rectify such default as provided pursuant to the provisions of this clause, then upon the expiration of the fourteen day period the Licensor may provide to the Licensee written notification that the Agreement is at an end and the License Agreement has now been terminated effective
immediately.

(b) This Agreement shall automatically terminate upon the Licensor making a proposal for the benefit of its creditors or making an assignment in bankruptcy or any other act relating to insolvency.

(c) The parties further agree with one another that upon the termination under the provisions of this Agreement, or upon the expiration thereof or any renewal thereof, the parties agree as follows:

(i)		The Licensee shall immediately pay all royalties
due and owing to
the Licensor pursuant to the provisions of this Agreement;

(ii)		The Licensee shall forthwith deliver to the Licensor
 all material
and documentation including, without limiting the generality of the foregoing, all formulations and other confidential information together with all documentation as prepared by the Licensor or the Licensee relating to the Licensor's products.

16.		This Agreement and the application or interpretation
 of it shall be governed
exclusively by the terms and by the laws of the Province of Ontario.

ENVIRONMENTAL PRODUCTS GROUP
INC.


T. A. DRUMMOND METAL PRODUCTS LTD.

Ex. 16 P and Q
File No. 0-29834

Mr. Blaine C. Froats
Chairman and Chief Executive Officer
Environmental Products Group, Inc.
3325 North Service Rd.
Burlington, Ontario L7N 3G2
Canada

Dear Mr. Froats,

Kindly be advised that we have read and confirm that we agree with the disclosure in the Company's
Form 10SB and Form 10KSBs for the years ended May 31, 1999 and
May 31, 2000 regarding the
change in accountants.

Very truly yours,

Tinkham & Associates LLP

By: /s/ Dale C. Tinkham FCA

January 11, 2001



Mr. Blaine C. Froats
Chairman and Chief Executive Officer
Environmental Products Group, Inc.
3325 North Service Rd.
Burlington, Ontario L7N 3G2
Canada

Dear Mr. Froats,

Please be advised that I have read and confirm that I agree with the disclosure contained in the
Company's Form 10SB and Form 10KSBs for the years ended
May 31, 1999 and May 31, 2000
regarding the change in accountants.

Very truly yours,


By: /s/ Gerald R. Hinshaw, CPA

January 21, 2001